                                                                   EXHIBIT 10.36

            APPROVAL OF AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN
            ------------------------------------------------------

        WHEREAS, a total of 350,000 shares of common stock are currently authorized for issuance and sale under stock options granted or to be granted under the Corporation's 1994 Stock Incentive Plan (the "Plan"), and of such amount, there currently remain available approximately 37,000 shares for additional stock option grants under the Plan;

        WHEREAS, it is desired and deemed to be in the best interest of the Corporation to increase the number of shares that may be issued and sold under the Plan by 100,000 shares, to an aggregate of 450,000 shares, in order to continue to make the Plan available to the employees of the Corporation, thereby furthering the purposes of the Plan to attract and retain the services of qualified persons upon whose judgment, initiative and efforts the successful conduct and development of the Corporation's business largely depends;

        NOW, THEREFORE, BE IT RESOLVED, that the first sentence of Section 4.1 of the Plan be amended to read as follows:

             4.1 Shares Subject to the Plan. A total of 450,000 shares of Common
                 --------------------------
        Stock may be issued under the Plan, subject to adjustment as to the number and type of shares pursuant to Section 4.2 hereof.

        RESOLVED FURTHER, that the Secretary of the Corporation is hereby authorized and directed to submit the foregoing amendment to the 1994 Stock Incentive Plan to the stockholders of the Corporation for their approval at the next annual meeting of stockholders;

        RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to prepare, or cause to be prepared, and file on behalf of this Corporation a Registration Statement on Form S-8 with the Securities and Exchange Commission, and any and all applications, filings or notices necessary or desirable to be filed with the California Commissioner of Corporations or other state Blue Sky authorities in connection with the offer and sale of shares of common stock pursuant to the 1994 Stock Incentive Plan.